1 Q4 FISCAL YEAR 2025 Supplemental Information

Revenue Composition[1]

($ in thousands)	Quarter Ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Software and related service revenue								
SaaS[2]	$ 10,375	$ 9,299	$ 9,209	$ 8,812	$ 8,331	$ 7,517	$ 7,500	$ 7,419
Transaction-based[3]	4,294	4,052	3,830	3,606	3,910	3,723	3,530	3,265
Maintenance[4]	7,956	8,648	8,115	8,622	8,610	8,255	7,936	8,015
Recurring software services[5]	3,764	3,811	4,584	3,307	3,416	3,591	4,086	3,107
Professional services[6]	11,537	9,458	9,136	9,583	9,729	8,472	8,795	8,456
Software licenses	590	977	2,805	2,674	2,491	405	961	395
Total	$ 38,516	$ 36,245	$ 37,679	$ 36,604	$ 36,487	$ 31,963	$ 32,808	$ 30,657
Year-over-year growth	*6%*	*13%*	*15%*	*19%*				
Payments revenue	$ 13,464	$ 13,100	$ 14,058	$ 13,436	$ 12,150	$ 11,797	$ 13,505	$ 12,621
Year-over-year growth	*11%*	*11%*	*4%*	*6%*				
Other revenue								
Recurring[7]	$ 1,462	$ 1,291	$ 1,317	$ 1,322	$ 1,424	$ 1,015	$ 1,098	$ 1,094
Other	1,459	1,265	1,081	859	1,262	1,408	1,093	850
Total	$ 2,921	$ 2,556	$ 2,398	$ 2,181	$ 2,686	$ 2,423	$ 2,191	$ 1,944
Year-over-year growth	*9%*	*5%*	*9%*	*12%*				
Total revenue	$ 54,901	$ 51,901	$ 54,135	$ 52,221	$ 51,323	$ 46,183	$ 48,504	$ 45,222
Recurring revenue[8]	$ 41,315	$ 40,201	$ 41,113	$ 39,105	$ 37,842	$ 35,898	$ 37,655	$ 35,521
Annualized Recurring Revenue "ARR"[9]								
Software and related service revenue	$ 105,556	$ 103,240	$ 102,952	$ 97,388	$ 97,072	$ 92,344	$ 92,208	$ 87,224
Payments revenue	53,856	52,400	56,232	53,744	48,598	47,188	54,020	50,484
Other revenue	5,848	5,164	5,268	5,288	5,696	4,060	4,392	4,376
Total ARR	$ 165,260	$ 160,804	$ 164,452	$ 156,420	$ 151,366	$ 143,592	$ 150,620	$ 142,084
Year-over-year growth	*9%*	*12%*	*9%*	*10%*				

See footnotes continued on the next slide.

i3 VERTICALS 2

3 1.) As a result of the sale of our merchant services business (the "Merchant Services Business"), which was completed on September 20, 2024, and the sale of our Healthcare revenue cycle management business (the "Healthcare RCM Business"), which was completed on May 5, 2025, the historical results of the Merchant Services Business and the Healthcare RCM Business have been reflected in discontinued operations in the consolidated statement of operations included in this supplemental information, and continuing operations reflect our remaining operations after giving effect to such classifications. Prior period results have been recast to reflect this presentation. 2.) SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 3.) Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 4.) Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 5.) Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as automated collections management, are integrated into one of our software solutions. 6.) Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 7.) Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 8.) Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one- time in nature. 9.) Annualized Recurring Revenue (“ARR”) is the annualized revenue derived from recurring sources where the Company has an ongoing contract with its customers. The Company believes revenue from recurring sources is a strategic priority. ARR is comprised of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance, recurring software-based services, payments revenue and other recurring revenue sources within the quarter. The sum of these revenue categories is multiplied by four to calculate ARR. ARR excludes revenue that is not recurring or is one-time in nature. The Company's management believes this metric provides useful information to investors by providing visibility regarding the ongoing revenue potential of the Company's business model and providing a clearer picture of its sustainable revenue base. Further, the Company's management uses ARR as a metric because it helps to assess the health and trajectory of its business. The Company's management believes that focusing on ARR can orient the Company's sales and operations management towards long-term, reliable revenue growth. This focus on recurring revenue is particularly relevant for businesses operating under a subscription model, where customer retention and contract renewals play a significant role in long-term financial performance. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. Additionally, ARR does not take into account seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by the Company's customers. Revenue Composition

Q4 Fiscal 2025 GAAP Measures; Use of Non-GAAP Financial Measures

The following is our income (loss) from operations for the current and prior year quarters calculated in accordance with GAAP and presented for continuing operations only.

($ in thousands)	Three Months Ended							
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Income (loss) from operations	$ 1,476	$ (4,813)	$ 5,061	$ 2,053	$ 3,410	$ (1,310)	$ 1,979	$ 276

This presentation includes the disclosure of certain non-GAAP financial measures presented by the Company, including the following:

- **Adjusted Income Before Taxes from Continuing Operations.** Adjusted income before taxes from continuing operations equals net income (loss) from continuing operations attributable to i3 Verticals Inc., adjusted to add back net income (loss) from continuing operations attributable to non-controlling interest and to exclude certain items on a pre-tax basis which the Company believes may not fully reflect our underlying operating performance. The Company believes that this non-GAAP measure provides useful information to investors in understanding and evaluating the Company's results of continuing operations and ongoing operational performance on a pre-tax basis.
- **Adjusted Net Income from Continuing Operations and Adjusted Diluted Earnings Per Share from Continuing Operations.** Adjusted net income from continuing operations equals adjusted income before taxes from continuing operations as described above, adjusted to give effect to an effective tax rate of 25%, which reflects our estimated long-term effective tax rate, considering blended federal and state tax rates. Adjusted diluted earnings per share from continuing operations equals adjusted net income from continuing operations divided by our adjusted weighted average shares of adjusted diluted Class A common stock outstanding. The Company believes that these non-GAAP measures provide useful information to investors in understanding and evaluating the Company's results of continuing operations and ongoing operational performance on a post-tax basis after giving effect to this assumed tax rate. Adjusted Diluted Earnings per Share from Continuing Operations has also been utilized as a metric in connection with performance-based equity awards previously granted by the Company to executives.
- **Adjusted EBITDA from Continuing Operations and Adjusted EBITDA Margin from Continuing Operations.** Adjusted EBITDA from continuing operations equals net income (loss) from continuing operations attributable to i3 Verticals Inc., before interest, income taxes, depreciation and amortization, adjusted to add back net income (loss) from continuing operations attributable to non-controlling interest, and to exclude certain items which the Company believes do not fully reflect our underlying operating performance. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. The Company believes that these non-GAAP measures provide useful information to investors in understanding and evaluating the Company's results of continuing operations and ongoing operational performance. In addition, Adjusted EBITDA and Adjusted EBITDA margin have been metrics utilized in connection with the Company's short-term annual cash incentive program for executive management.

The Company believes that the disclosure of these non-GAAP financial measures provides investors with useful information in connection with assessing the Company's financial results as described above. In addition, these non-GAAP financial measures are utilized by management to assess the Company's financial results, evaluate the Company's business, manage budgets, allocate resources, and make operational decisions. The Company believes that disclosure of these non-GAAP financial measures provides investors with additional information to help them better understand our financial results just as management utilizes these non-GAAP financial measures as described above. Although these non-GAAP financial measures assist in measuring the Company's financial results and assessing its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation. This presentation includes reconciliations of the non-GAAP financial measures disclosed herein as described above.

i3 VERTICALS
4

Quarterly Performance from Continuing Operations[1]

($ in thousands)	Three Months Ended							
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Revenue from continuing operations	$ 54,901	$ 51,901	$ 54,135	$ 52,221	$ 51,323	$ 46,183	$ 48,504	$ 45,222
Recurring cash other costs of services[2]	17,483	16,547	16,403	15,414	15,959	15,124	14,923	13,632
Recurring cash SG&A expenses[3]	18,811	18,117	17,399	17,261	15,385	15,076	14,749	14,324
Corporate expenses	4,208	4,513	4,492	4,975	5,366	5,204	5,284	5,742
Adjusted EBITDA from continuing operations[4]	$ 14,399	$ 12,724	$ 15,841	$ 14,571	$ 14,613	$ 10,779	$ 13,548	$ 11,524
Adjusted EBITDA margin from continuing operations[4]	26 %	25 %	29 %	28 %	28 %	23 %	28 %	25 %
Period over period growth rates								
Revenue from continuing operations	7%	12%	12%	15%				
Recurring cash other costs of services[2]	10%	9%	10%	13%				
Recurring cash SG&A expenses[3]	22%	20%	18%	21%				
Corporate expenses	(22)%	(13)%	(15)%	(13)%				
Adjusted EBITDA from continuing operations[4]	(1)%	18%	17%	26%				

1.) Following the disposal of our Merchant Services Business in the fourth quarter of fiscal year 2024, our core business has been providing software solutions. Given the change in our business model following the sale of our Merchant Services Business, we have reclassified certain expenses to better align with the primary industry in which we operate. During the first quarter of fiscal year 2025, we revised our presentation of certain expenses in the Condensed Consolidated Statements of Operations from selling, general and administrative expenses to other costs of services. We reclassified personnel costs related to installation of our software, conversion of client data, training client personnel, customer support activities and various other services provided directly to customers from selling, general and administrative to other costs of services. We also reclassified certain hosting and related software costs for directly supporting our customers from selling, general and administrative to other costs of services. Prior period results have been reclassified to conform to the current presentation. These tables are presented for our continuing operations.

2.) Recurring cash other costs of services represents recurring operating costs directly related to our revenue generating activities except the stock compensation portion of personnel costs included within other costs of services.

3.) Recurring cash SG&A expenses represents recurring operating costs such as certain people costs (for individuals not within other cost of services), technology, facilities, sales and marketing.

4.) Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. For additional information regarding these non-GAAP financial measures, including reconciliations of Adjusted EBITDA to the most comparable GAAP measure. Refer to the following slides for the reconciliations of non-GAAP financial measures.

VERTICALS

5

Reconciliation of Non-GAAP Financial Measures[1]

The reconciliation of our net income (loss) from continuing operations attributable to i3 Verticals, Inc. to non-GAAP adjusted net income before taxes from continuing operations, non-GAAP adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations for the current and prior year quarters are as follows:

($ in thousands)	Three Months Ended							
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.	$ 1,163	$ (410)	$ 1,019	$ 1,855	$ 6,462	$ (11,799)	$ (1,982)	$ (3,535)
Net income (loss) from continuing operations attributable to non-controlling interests	338	(586)	1,304	935	(142)	(2,608)	(745)	(1,696)
Net income (loss) from continuing operations	1,501	(996)	2,323	2,790	6,320	(14,407)	(2,727)	(5,231)
Non-GAAP Adjustments:								
Provision for (benefit from) income taxes	1,994	(22)	2,885	409	(8,620)	5,191	(751)	(1,287)
Non-cash change in fair value of contingent consideration[2]	(206)	(26)	(786)	1,252	(149)	1	88	82
Equity-based compensation[3]	3,202	4,879	3,545	3,606	2,718	3,770	4,321	4,587
M&A-related activity[4]	(145)	1,137	107	52	269	1,932	715	242
Acquisition intangible amortization[5]	4,473	4,444	4,227	4,226	4,167	4,101	4,138	4,164
Non-cash interest[6]	215	511	250	280	278	221	262	414
Other taxes[7]	1,573	322	455	252	1,605	229	61	84
Other income related to the adjustment of liabilities under tax receivable agreement[8]	(471)	—	—	—	(1,245)	—	—	—
Net gain on exchangeable note repurchases and related transactions[9]	—	—	—	—	—	—	(2,257)	—
(Gain) loss on disposal of property and equipment[10]	—	—	—	(585)	—	—	—	107
Non-GAAP adjusted income before taxes from continuing operations[11]	12,136	10,249	13,006	12,282	5,343	1,038	3,850	3,162
Estimated taxes at 25%[12]	(3,033)	(2,562)	(3,252)	(3,071)	(1,336)	(260)	(962)	(791)
Adjusted net income from continuing operations[11]	**$ 9,103**	**$ 7,687**	**$ 9,754**	**$ 9,211**	**$ 4,007**	**$ 778**	**$ 2,888**	**$ 2,371**
Plus:								
Cash interest (income) expense, net[13]	(316)	(70)	64	(346)	6,678	7,685	7,452	6,273
Estimated taxes at 25%[12]	3,033	2,562	3,252	3,071	1,336	260	962	791
Depreciation and internally developed software amortization[14]	2,579	2,545	2,771	2,635	2,592	2,056	2,246	2,089
Adjusted EBITDA from continuing operations[11]	**$ 14,399**	**$ 12,724**	**$ 15,841**	**$ 14,571**	**$ 14,613**	**$ 10,779**	**$ 13,548**	**$ 11,524**

See footnotes continued on the next slide.

i3 VERTICALS

6

7 Reconciliation of Non-GAAP Financial Measures 1.) Following the disposal of our Merchant Services Business in the fourth quarter of fiscal year 2024, our core business has been providing software solutions. Given the change in our business model following the sale of our Merchant Services Business, we have reclassified certain expenses to better align with the primary industry in which we operate. During the first quarter of fiscal year 2025, we revised our presentation of certain expenses in the Condensed Consolidated Statements of Operations from selling, general and administrative expenses to other costs of services. We reclassified personnel costs related to installation of our software, conversion of client data, training client personnel, customer support activities and various other services provided directly to customers from selling, general and administrative to other costs of services. We also reclassified certain hosting and related software costs for directly supporting our customers from selling, general and administrative to other costs of services. Prior period results have been reclassified to conform to the current presentation. These tables are presented for our continuing operations. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related activity is the net impact of professional service and related costs directly related to any merger, acquisition and disposition activity of the Company ("M&A- related expenses"), which are recorded in selling, general and administrative in the consolidated statements of operations, and revenue earned through post-sale non- recurring activities with divestitures ("M&A-related income"), which are recorded in other income in the consolidated statements of operations. i3 Verticals believes these activities are not reflective of the underlying operational performance of the Company. M&A-related income were $1,448, $4,237, $461, and $495 for the three months ending September 30, 2025; June 30, 2025; March 31, 2025; and December 31, 2024, respectively. M&A-related expenses were $1,303, $5,373, $570, and $546, for the three months ending September 30, 2025; June 30, 2025; March 31, 2025; and December 31, 2024, respectively. There was no M&A-related income during fiscal year 2024. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through acquisitions of business or other purchases of intangible assets. 6.) Non-cash interest expense reflects amortization of debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income- based taxes. Taxes related to salaries are not included. 8.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 9.) Net gain on exchangeable note repurchases and related transactions reflects the gain on repurchases of exchangeable notes and warrant unwinds, net of the loss on sale of bond hedge unwinds, which occurred during the three months ended March 31, 2024. 10.) (Gain) loss on disposal of property and equipment is related to the sale of buildings and automobiles purchased through acquisitions. 11.) Represents a non-GAAP financial measure. 12.) Corporate income tax expense is based on non-GAAP adjusted income before taxes from continuing operations and is calculated using a tax rate of 25.0% for all periods presented, based on the estimated long-term effective tax rate, considering blended federal and state tax rates. 13.) Cash interest (income) expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt issuance costs and any write-offs of debt issuance costs. 14.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

8 See footnotes on the next slide. Non-GAAP Adjusted Diluted EPS from Continuing Operations(1) The reconciliation of our GAAP diluted EPS from continuing operations and non-GAAP adjusted diluted EPS from continuing operations for the current and prior year quarters are as follows: ($ in thousands, except share and per share amounts) Three Months Ended September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Diluted net income (loss) per share attributable to Class A common stockholders from continuing operations(1) $ 0.04 $ (0.03) $ 0.04 $ 0.08 $ 0.19 $ (0.50) $ (0.08) $ (0.15) Adjusted diluted earnings per share from continuing operations(1)(2) $ 0.27 $ 0.23 $ 0.29 $ 0.27 $ 0.12 $ 0.02 $ 0.09 $ 0.07 Adjusted net income from continuing operations(3) $ 9,103 $ 7,687 $ 9,754 $ 9,211 $ 4,007 $ 778 $ 2,888 $ 2,371 Adjusted weighted average shares of adjusted diluted Class A common stock outstanding(4) 34,215,380 33,936,121 33,542,165 34,057,196 34,169,684 33,707,331 33,810,078 33,828,461

9 1.) Diluted net income (loss) per share attributable to Class A common stockholders from continuing operations and adjusted diluted earnings per share from continuing operations both exclude the discontinued operations of the Merchant Services Business and the Healthcare RCM Business but include the consolidated cash interest expense. 2.) Adjusted diluted earnings per share from continuing operations, a non-GAAP financial measure, is calculated using adjusted net income from continuing operations and the adjusted weighted average shares of adjusted diluted Class A common stock outstanding. Further, adjusted diluted earnings per share from continuing operations assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one- for-one basis. 3.) Adjusted net income from continuing operations, a non-GAAP financial measure, assumes that all net income from continuing operations during the period is available to the holders of the Company's Class A common stock. 4.) Adjusted weighted average shares of adjusted diluted Class A common stock outstanding include the following outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and the following shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method for each of the period presented: • For the three months ended September 30, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,388,470 outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and 1,911,108 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended June 30, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,637,499 outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and 952,796 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended March 31, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 9,408,427 outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and 299,505 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended December 31, 2024, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 10,026,180 outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and 479,664 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended September 30, 2024, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 10,032,676 outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and 479,859 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended June 30, 2024, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 10,052,017 outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and 234,503 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended March 31, 2024, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 10,091,604 outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and 387,235 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended December 31, 2023, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 10,093,394 outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and 467,777 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. Reconciliation of Non-GAAP Financial Measures